Exhibit 99.1

Delta Air Lines:
Challenging Times Require Aggressive Action
Ed Bastian
President and Chief Financial Officer
June 18, 2008

Safe Harbor
This presentation contains various projections and other forward-looking statements which represent Delta’s estimates or expectations regarding future events. All forward-looking statements involve a number of assumptions, risks and uncertainties, many of which are beyond Delta’s control, that could cause the actual results to differ materially from the projected results.Factors which could cause such differences include, without limitation, business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, as well as the “Risk Factors”
discussed in Delta’s Form 10-K filed with the SEC on February 15, 2008. Caution should be taken not to place undue reliance on Delta’s forward-looking statements, which represent Delta’s views only as of the date of this presentation, and which Delta has no current intention to update.
In this presentation, we will discuss certain non-GAAP financial measures in talking about our company’s performance.
You can find the reconciliations of those measures to comparable GAAP measures on our website at delta.com.
In connection with its proposed merger with Northwest, Delta will file with the Securities and Exchange Commission
(“SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of Delta and Northwest that also constitutes a prospectus of Delta.  Delta and Northwest will mail the joint proxy statement/prospectus to their
stockholders.Delta and Northwest urge investors and security holders to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov).
You may also obtain these documents, free of charge, from Delta’s website (www.delta.com) under the tab “About Delta”
and then under the heading “Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from Northwest’s website (www.nwa.com) under the tab “About Northwest” and then under the heading “Investor Relations” and then under the item “SEC Filings and Section 16 Filings.”
Delta, Northwest and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Delta and Northwest stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Delta and Northwest stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Delta’s executive officers and directors in its Annual Reports on Form 10-K for the year ended December 31, 2007 as well as in its definitive proxy statement filed with the SEC related to Delta’s
2008 Annual Meeting of Stockholders. You can find information about Northwest’s executive officers and directors in its
Annual Reports on Form 10-K (including any amendments thereto), Current Reports on Form 8-K and other documents that have previously been filed with the SEC since May 31, 2007 as well as in its definitive proxy statement to be filed with the SEC related to Northwest’s 2008 Annual Meeting of Stockholders. You can obtain free copies of these documents from Delta and Northwest using the contact information above.

Mitigate $4 billion impact
from fuel run-up
Recreate business model
through strategic
initiatives
Maintain a strong
liquidity position
Only the strongest will survive
the industry crisis
Fuel and economy present
serious challenge to cash flow
Delta’s Action Plan
Unprecedented fuel prices
Delta - Challenging Times Require Aggressive Action

2008 Jet Fuel Expense Will Break 2007 Record

Note: Expense and consumption are for US passenger and cargo airlines;

Source: Air Transport Association, Energy Information Administration, Department of Transportation
High Fuel Costs Are An Industry Reality
$22.7
$33.1
$38.5
$41.2
$61.2
$16.4
$14.8
$12.7
$15.2
0
10
20
30
40
50
60
70
2000
2001
2002
2003
2004
2005
2006
2007
2008F
Expense ($)
Consumption (Gals.)
($0.81)
($0.78)
($0.71)
($0.85)
($1.16)
($1.66)
($1.97)
($2.10)
($3.40)

Passenger
Revenue
Increases
$1.3B
Fuel Hedging
Benefits
$0.8B
Revenue/Cost
Initiatives
$0.6B
• Strong top-line
 growth
• RASM gap to the
 industry closed a
 year ahead of
 schedule
• 13% reduction in
 domestic capacity for
 2H08
• Benefits from 3+
 years of international
 network investment
• Multi-year hedge strategy
 implemented
• 2008 - 2010 hedge portfolio
 valued at $1.5 billion
• Cost discipline and
 technology
• Revenue
 improvements from
 increased passenger
 fees and growth in
 cargo/ancillary
 businesses
• Continued benefits from international
 expansion / domestic rationalization
• Recreate business model
• Over $1B in merger synergies
• Transatlantic JV
Gap to
Address
$1.1B
Aggressive Actions Cover $3 Billion of $4 Billion Fuel Impact

102%
86%
2005
YTDApr 2008

77%
0%
-23%
Consolidated System
Domestic
International

Consolidated System
Domestic
International

Capacity Change
Summer 2005 - Summer 2008
RASM improvements driven by domestic capacity reductions, international network investment, and aggressive yield management
Delta Is Delivering Strong Top-Line Growth
RASM as % of Industry
Average 2005 - 2008
Capacity Change
2H 2008 vs. 2H 2007
-13%
14%
-4%

2008 Hedges To Offset $1 Billion In Fuel Price Impact
2Q 2008
3Q 2008
4Q 2008
2009
2010

Percent

Hedged

Jet Fuel

Equivalent Cap

49%
46%
40%
22%
5%
$2.76
$2.88
$3.30
$3.45
$3.05
Total value of
$1.5 billion
• Hedges also bolster cash balance - approximately $900 million of margin on fuel hedges held in cash at May 31
Note: Hedge position as of June 13, 2008
Long-Term Fuel Hedge Strategy in Place

Domestic capacity
reductions
Employee programs
Aggressive changes to
business model
• Increased passenger fees and charges
• Growth in cargo and ancillary revenues
• Leverage technology and strict cost discipline to
 drive savings in every area of the business
• Over 4,000 employees chose to participate in
 voluntary reduction programs - double the original
 goal
• $200 million in annual savings
• Domestic capacity down 13% in 2H08 with
 flexibility to do more
• Committed to taking out all costs from reduced
 flying
• Mainline ex-fuel costs flat year-over-year by 4Q
Initiatives Target All Areas Of Delta’s Business

Expecting A Profitable June Quarter
Current
Previous
Operating Margin
3 - 4%
3 - 5%
Fuel Price, all-in
$3.18
$3.13
Mainline Non-Fuel CASM (vs. PY)
Up 1 - 2%
Up 1 - 2%
System Capacity (vs. PY)
Up 1 - 2%
Up 0 - 2%
Domestic
Down 6 - 7%
Down 5 - 7%
International
Up 16 - 17%
Up 15 - 17%

Note: Projections exclude special items

June Quarter In Line With Previous Guidance

Second Half 2008
Fuel Price, all-in	$3.63
% Currently Hedged	43%
System Capacity (vs. PY)	Down 4%
Domestic	Down 13%
International	Up 14%

DELTA

Fuel Prices Require Incremental Capacity Reductions
Targeting flat mainline ex-fuel CASM by fourth quarter
Commitment to pulling out associated costs

Delta Maintains A Strong Liquidity Position

Note: Liquidity balance includes cash and short term securities and $1B of undrawn revolver, and operating cash flow excludes fuel price increase from 2007 to 2008
Cash Flow December 2007 vs. December 2008 ($B)
Fuel Price
Impact,
Net of Hedges
Unrestricted
Liquidity Balance
12/31/07
Unrestricted
Liquidity Balance
12/31/08
Net Debt
Issuance
3.2
3.8
(1.3)
Cap Ex
0.2
(3.0)
3.5
Operating
Cash Flow
Only $600 million liquidity change from $4 billion increase in fuel
Cash Preservation A Priority In Current Fuel Environment

Creating America’s Premier Global Airline
Delta/Northwest Merger Is A Game-Changing Transaction
• Revenue-generating potential of global network combined with best-in-
 class cost structure makes Delta a formidable competitor for the long-
 term
• Combination brings together unique, non-replicable assets
• #1 or #2 market share in every global market
• Combined carrier will have ~20% of domestic capacity with unparalleled fleet flexibility
• Significant synergies resulting from transaction

Unique
Asia slot portfolio
& 787 order book
Optimized &
enhanced Tokyo
hub
1952 US-Japan treaty
governs air-service rights
Extensive domestic
network
KLM JV
4-way JV initiated
Largest immunized JV with
31% of transatlantic
capacity
Air France JV
Asia & Canada
Diversified global
network
Capital intensive to
replicate organically
Europe, Middle
East, Africa &
Latin America
100-seaters and
large widebodies
Right plane for the
right route
Capital intensive and
limited order books
Small and mid-
sized aircraft
>$2B cost
savings in
Chapter 11
Best-in-class CASM
Requires Chapter 11
restructuring
>$2B cost
savings in
Chapter 11
Northwest Strength
Difficult to Replicate
+
=
&
Delta Strength
Strategic Advantages Cannot Be Easily Replicated
Delta / Northwest Combination Creates A Powerful Competitor

Over $1 Billion in Annual Synergies Modeled …	…With Room for Upside

• Fleet optimization	• Joint venture
• Network presence	• Affinity card
• Selling expenses	• Loyalty program
• Information Technology	• Regional flying portfolio
• Overhead reduction	• Growth of ancillary businesses
• Facilities and station overlap	• Cargo
• Supply chain
Significant Synergies Resulting From Transaction

File Hart-
Scott-Rodino
 with
Department of
Justice and
make other
regulatory
filings
Complete
regulatory
process
Shareholder
approval
Close
merger
Begin
integrating
airlines
April 2008
Fall/Winter 2008
INTEGRATION PLANNING
Merger On Track to Close By The End of 2008

Mitigate impact from
fuel prices
Strengthen foundation
with Northwest merger
Maintain a strong
liquidity position
Increased revenues, improved productivity and
aggressive hedging will mitigate $3 billion of the
$4 billion impact from fuel in 2008 … continue
to transform business model
Revenue-generating potential of a global
network, best-in-class cost structure, and strong
balance sheet make Delta a formidable
competitor for the long-term
Strong operating cash flows allow for only
modest change in liquidity despite multi-billion
dollar impact of fuel prices … liquidity raising
initiatives under review
Strategically Positioned for Long-Term Success
Delta - Challenging Times Require Aggressive Action

Non-GAAP Reconciliations

YTD-April 2008	
PRASM	11.51	¢
Length of haul adjustment, including adjustments for other airline revenue and certain other revenue	(0.02)	
Length of haul adjusted PRASM including adjustments for other airline revenue and certain other revenue	11.49	¢
Industry average PRASM	11.31	¢
Percentage of industry average	102%	

Note: Delta presents length of haul adjusted passenger revenue per available seat mile (PRASM) including adjustments for other airline revenue and certain other revenue because management believes this provides a more meaningful comparison of the company's PRASM to the industry.

Length of Haul Adjusted PRASM

FORECAST	
	June 2008 Quarter Current Projection	**June 2008 Quarter Previous Guidance**
GAAP operating margin projection	1 - 2%	2 - 4%
Items Excluded:		
Restructuring and related items	2%	1%
Operating margin projection excluding special items	3 - 4%	3 - 5%

Note: Delta excludes restructuring and related items because management believes the exclusion of these items is helpful to investors to evaluate the company's recurring operational performance.

During the March 2008 quarter, Delta recorded a non-cash charge of $6.1 billion based on its preliminary assessment of goodwill impairment. As previously reported, Delta will complete this goodwill impairment analysis during the June 2008 quarter. Delta expects to record in the June 2008 quarter an additional goodwill impairment charge, which is not reflected in the guidance provided, when its analysis is completed.

DELTA

Operating Margin

FORECAST			
	June 2008 Quarter Current Projection		June 2008 Quarter Previous Guidance	
Mainline CASM projection	12.46 ¢	12.53 ¢	12.21 ¢	12.28 ¢
Items excluded:				
Aircraft maintenance and staffing services to third parties	(0.40)	(0.40)	(0.34)	(0.34)
Mainline CASM projection excluding items not related to generation of a seat mile	12.06 ¢	12.13 ¢	11.87 ¢	11.94 ¢
Items excluded:				
Restructuring and related items	(0.33)	(0.33)	(0.26)	(0.26)
Total items excluded	(0.33)	(0.33)	(0.26)	(0.26)
Mainline CASM projection excluding special items	11.73 ¢	11.80 ¢	11.61 ¢	11.68 ¢
Fuel expense and related taxes	(4.73)	(4.73)	(4.59)	(4.59)
Mainline CASM projection excluding fuel expense and related taxes and special items	7.00 ¢	7.07 ¢	7.02 ¢	7.09 ¢
Change year-over-year in Mainline CASM excluding fuel expense and related taxes and special items	1%	2%	1%	2%

Note: Delta's cost per available seat mile (CASM) excludes expenses related to Delta's providing maintenance and staffing services to third parties as these costs are not associated with the generation of a seat mile.

Delta presents mainline CASM excluding fuel expense and related taxes because management believes high fuel prices mask the progress achieved toward its business plan targets.

During the March 2008 quarter, Delta recorded a non-cash charge of $6.1 billion based on its preliminary assessment of goodwill impairment. As previously reported, Delta will complete this goodwill impairment analysis during the June 2008 quarter. Delta expects to record in the June 2008 quarter an additional goodwill impairment charge, which is not reflected in the guidance provided, when its analysis is completed.

DELTA

Mainline Non-Fuel CASM